040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
[signature]	20120057373-60
Ross Miller	Filing Date and Time
Secretary of State	01/26/2012 4:37 PM
State of Nevada	Entity Number
	E0048502012-4

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: VIRTUAL COMMUNICATIONS CORPORATION

2. Registered Agent for Service of Process: (check only one box)

☐ Commercial Registered Agent: ______ Name

☒ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below)

RONALD J ROBINSON-SEE ATTACHED
Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

375 E WARM SPRINGS RD #10 | LAS VEGAS | Nevada | 89119
Street Address | City | | Zip Code

______ | ______ | Nevada | ______
Mailing Address (if different from street address) | City | | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 10000000 | Par value per share: $ 0.001 | Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) RONALD J ROBINSON-SEE ATTACHED
Name
375 E WARM SPRINGS RD #10 | LAS VEGAS | NV | 89119
Street Address | City | State | Zip Code

2) S. VERNON RODRIGUEZ-SEE ATTACHED
Name
375 EAST WARM SPRINGS ROA | LAS VEGAS | NV | 89119
Street Address | City | State | Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

RONALD J ROB-SEE ATTACHED | X RONALD J ROBINSON
Name | Incorporator Signature
375 E WARM SPRINGS RD #10 | LAS VEGAS | NV | 89119
Address | City | State | Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X RONALD J ROBINSON | 1/26/2012
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity | Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	**VIRTUAL COMMUNICATIONS CORPORATION**

FOREIGN NAME TRANSLATION:	**Not Applicable**

PURPOSE:	**Not Applicable**

REGISTERED AGENT NAME:	**RONALD J ROBINSON**
STREET ADDRESS:	**375 E WARM SPRINGS RD #102, LAS VEGAS, NV 89119**
MAILING ADDRESS:	**, , NV**

ADDITIONAL	Directors/Trustees
Name: RONALD J ROBINSON	Name: S. VERNON RODRIGUEZ
Address: 375 E WARM SPRINGS RD #102	Address: 375 EAST WARM SPRINGS ROAD SUITE 102
City: LAS VEGAS	City: LAS VEGAS
State: NV	State: NV
Zip Code: 89119	Zip Code: 89119
Name: MIKE YODER	Name: FRANK YODER
Address: 311 EAST WARM SPRINGS ROAD SUITE 1	Address: 311 EAST WARM SPRINGS ROAD SUITE 1
City: LAS VEGAS	City: LAS VEGAS
State: NV	State: NV
Zip Code: 89119	Zip Code: 89119

ADDITIONAL	Incorporators
Name: RONALD J ROBINSON	
Address: 375 E WARM SPRINGS RD #102	
City: LAS VEGAS	
State: NV	
Zip Code: 89119	

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

0901C1

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number 20140726600-58
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/22/2014 2:25 PM
	Entity Number E0048502012-4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

VIRTUAL COMMUNICATIONS CORPORATION

2. The articles have been amended as follows: (provice article numbers, if available)

AUTHORIZED COMMON SHARES FROM 10,000,000 TO 100,000,000 SHARES AT .001 PAR.

AUTHORIZED PREFERRED STOCK, 5,000,000 SHARES AT .001 PAR.

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 10/31/14 Time:

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature]
Authorized Signature

X [signature]
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.